SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934


       Date of Report (Date of earliest event reported): November 20, 2007

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)


           New York                      000-6620                 16-0928561
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


6635 Kirkville Road, East Syracuse, New York             13057
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  (Address of Principal Executive Offices)            (Zip code)

                                 (315) 432-8909
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 301. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing. On November 14, 2007, Anaren, Inc. (the "Company") received a Nasdaq Staff Deficiency Letter dated November 14, 2007, indicating that Nasdaq had determined that from August 30, 2007 through November 3, 2007 the Company was not in compliance with Marketplace Rule 4350(c)(4) (the "Rule"), which requires that nominating committees be comprised solely of independent directors. In its November 14, 2007 letter, Nasdaq Staff indicated that the Company had regained compliance with the Rule as a result of board action taken on November 3, 2007. The Company's nominating committee is currently comprised solely of independent directors and Nasdaq Staff has stated that the matter is now closed.
On November 20, 2007, the Company issued a press release announcing that it had received the letter from Nasdaq. A copy of the Company's press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits.

                  99.1    Press Release of Anaren, Inc. dated November 20, 2007

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANAREN, INC.


Date:  November 20, 2007                By: /s/ Lawrence A. Sala
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                                                Lawrence A. Sala
                                                President and
                                                Chief Executive Officer